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                                                                  EXHIBIT 23.3


           CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our audit report dated March 27, 1997, with respect to the consolidated financial statements for the year ended December 31, 1996 of Dynatec International, Inc., included in and made part of the Dynatec International, Inc.'s Form SB-2 Registration Statement, filed with the Securities and Exchange Commission.

                                               /s/ Jones, Jensen and Company
                                               --------------------------------
                                           Certified Public Accountants


Date:    June 24, 1998
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